INCOME TAXES - Principal Temporary Differences Included in Deferred Income Taxes (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred Tax Assets
U.S. Federal operating losses and credits	$ 595,630	$ 626,232
U.S. State operating losses and credits	203,165	195,996
Non-U.S. operating losses	50,410	56,612
Contract revenue and cost	55,748	63,876
Employee compensation and benefit plan reserves	80,733	75,754
Insurance and legal reserves	16,209	25,215
Disallowed interest	117,558	124,876
Other	64,810	9,520
Total deferred tax assets	1,184,263	1,178,081
Valuation allowance	(160,568)	(167,053)
Net deferred tax assets	1,023,695	1,011,028
Deferred Tax Liabilities
Investment in foreign subsidiaries	(14,644)	(79,021)
Depreciation and amortization	(291,722)	(308,619)
Net deferred tax liabilities	(306,366)	(387,640)
Net total deferred tax assets	$ 717,329	$ 623,388